UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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BCSB Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BCSB BANCORP, INC.

4111 E. Joppa Road

Baltimore, Maryland 21236

(410) 256-5000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	4:00 p.m. on Wednesday, May 20, 2009

PLACE	Baltimore County Savings Bank’s Perry Hall Office 4208 Ebenezer Road Baltimore, Maryland 21236

ITEMS OF BUSINESS

(1)    The election of three directors to serve for a term of three years;

(2)    The ratification of the appointment of Stegman & Company as the independent registered public accounting firm for the fiscal year ending September 30, 2009;

(3)    The approval of the BCSB Bancorp, Inc. 2009 Equity Incentive Plan;

(4)    A non-binding resolution to approve the compensation of the named executive officers; and

(5)    Such other business as may properly come before the meeting. Note: The Board of Directors is not aware of any other business to come before the meeting.

RECORD DATE	In order to vote, you must have been a shareholder at the close of business on April 3, 2009.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement. A copy of the following proxy statement and the enclosed proxy card are also available for printing on the Internet at http://www.baltcosavings.com/AnnualMeeting.asp.

BY ORDER OF THE BOARD OF DIRECTORS

David M. Meadows

Corporate Secretary

Baltimore, Maryland

April 13, 2009

BCSB BANCORP, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of BCSB Bancorp, Inc. (“BCSB Bancorp” or the “Company”) for the 2009 annual meeting of shareholders and for any adjournment or postponement of the meeting. BCSB Bancorp is the holding company for Baltimore County Savings Bank, F.S.B. (the “Bank”).

We are holding the 2009 annual meeting at the Bank’s Perry Hall office located at 4208 Ebenezer Road, Baltimore, Maryland on May 20, 2009, at 4:00 p.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about April 13, 2009.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 20, 2009.

The Proxy Statement, Proxy Card and Annual Report to Stockholders are available at http://www.baltcosavings.com/AnnualMeeting.asp.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of BCSB Bancorp common stock that you owned as of April 3, 2009. As of the close of business on April 3, 2009, a total of 3,121,076 shares of BCSB Bancorp common stock were outstanding.

The Company’s Articles of Incorporation provides that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit. With respect to shares held by a broker, bank or nominee, the Company generally will look beyond the holder of the shares to the person or entity for whom the shares are held when applying the voting limitation. However, where the ultimate owner of the shares has granted voting authority to the broker, bank or nominee that holds the shares, the Company will apply the 10% voting limitation to the broker, bank or nominee.

Ownership of Shares; Attending the Meeting

You may own shares of BCSB Bancorp in one or more of the following ways:

•	Directly in your name as the shareholder of record; or

•	Indirectly through a broker, bank or other holder of record in “street name.”

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of BCSB Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record of your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, shareholders will elect three directors to serve for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting on the ratification of the appointment of Stegman & Company as the Company’s independent registered public accountants, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of Stegman & Company as our independent registered public accountants for fiscal 2009, the affirmative vote of a majority of the votes cast at the annual meeting is required.

In voting on the approval of the BCSB Bancorp, Inc. 2009 Equity Incentive Plan, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Approval of the 2009 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast at the annual meeting is required.

In voting on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution, the affirmative vote of a majority of the votes cast at the annual meeting is required.

Routine and Non-Routine Proposals. The rules of the New York Stock Exchange determine whether proposals presented at shareholder meetings are routine or non-routine. If a proposal is routine, a broker, bank or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner. If a proposal is non-routine, the broker, bank or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when a broker, bank or other entity holding shares for an owner in street name is unable to vote on a particular proposal because the proposal is non-routine and has not received voting instructions from the beneficial owner. The election of directors is currently considered a routine matter under the rules of the New York Stock Exchange.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes that are withheld will have no effect on the outcome of the election. In counting votes on the proposal to ratify the selection of the independent registered public accountants, the proposal to approve the BCSB Bancorp, Inc. 2009 Equity Incentive Plan and the non-binding resolution to approve the compensation of the named executive officers, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the proposals.

Voting by Proxy

The Board of Directors of BCSB Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of BCSB Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of BCSB Bancorp common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends a vote:

•	“FOR” each of the three nominees for director;

•	“FOR” the ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm;

•	“FOR” the approval of the BCSB Bancorp, Inc. 2009 Equity Incentive Plan; and

•	“FOR” the approval of the compensation of the named executive officers.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your BCSB Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in Baltimore County Savings Bank’s ESOP and 401(k) Plan

If you participate in the Baltimore County Savings Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold shares through the Baltimore County Savings Bank Employee Savings Plan (the “401(k) Plan”), you will receive a single voting instruction card for both plans that reflects all shares you may vote under the plans. You may submit the voting instruction card, or convey your voting instructions via the Internet or by telephone. Specific instructions for Internet or telephone submission are set forth in the voting instruction card. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the BCSB Bancorp, Inc. Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for submitting your voting instructions is 11:59 p.m., Eastern time, on Monday, May 18, 2009.

CORPORATE GOVERNANCE

Director Independence

The Company’s Board of Directors consists of eight members, all of whom are independent under the current listing requirements of the Nasdaq Stock Market, except for Joseph J. Bouffard, who is not independent because he serves as the President and Chief Executive Officer of BCSB Bancorp and Baltimore County Savings Bank, and William M. Loughran, who is not independent because he served as an executive officer of BCSB Bancorp and Baltimore County Savings Bank within the past three years. In concluding that Director Michael J. Klein is an independent director, the Board considered the fact that Mr. Klein is a member holding a 20% ownership interest in Colgate Investments, LLC, a limited liability company that owns real property that Baltimore County Savings Bank leases for a branch office site. Baltimore County Savings Bank paid $64,000 in rent to Colgate Investments, LLC during the year ended September 30, 2008. The remaining 80% of Colgate Investments, LLC is owned by Mr. Klein’s immediate family members. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between BCSB Bancorp, Baltimore County Savings Bank and their directors that were not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions with Related Persons,” including loans made by the bank to its executive officers and directors.

Committees of the Board of Directors

The following table identifies our standing committees and their members as of September 30, 2008. All members of each committee are independent in accordance with the listing standards of the Nasdaq Stock Market. Each of the committees acts under a written charter adopted by the Board of Directors.

Director	Audit Committee		Compensation Committee		Nominating Committee
Joseph J. Bouffard
H. Adrian Cox					X
Henry V. Kahl	X		X		X
William J. Kappauf, Jr.	X	*	X		X	*
Michael J. Klein			X	*	X
William M. Loughran
John J. Panzer, Jr.					X
Ernest A. Moretti	X		X		X
Number of Meetings in 2008	5		5		1

*	Denotes Chairman

Audit/Compliance Committee. The Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee examines and approves the audit report prepared by our independent registered public accounting firm, reviews and recommends the independent registered public accounting firm to be engaged and reviews accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that one member of the Audit Committee, William J. Kappauf, Jr., qualifies as an “audit committee financial expert” as defined in Section 401(h) of Regulation S-K promulgated by the Securities Exchange Commission. Director Kappauf is “independent,” as such term is defined in Item 7(d)(3)(iv)(A) of Schedule 14A under the Exchange Act. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this proxy statement.

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the President and Chief Executive Officer and other executives, including base salary, annual incentive, long-term incentives, benefits and other perquisites. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executives’ total compensation package. The Compensation Committee reports its evaluations and findings to the full Board of Directors and all compensation decisions are ratified by the full Board of Directors. The Company’s Chief Executive Officer makes recommendations as to the compensation of other executive officers but does not participate in deliberations regarding his own compensation. For the year ended September 30, 2008, the Compensation Committee did not have a contractual arrangement with any compensation consultant who had a role in determining or recommending the amount or form of executive or director compensation. However, the Compensation utilized a survey prepared by a trade group to evaluate compensation practices. For the year ending September 30, 2009, the Compensation Committee retained Grant Thornton LLP to assist it in evaluating its existing practices, strategies and levels for director and officer compensation and to recommend enhancements in such areas. The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is attached as Appendix B to this proxy statement.

Nominating Committee. Our Nominating Committee nominates directors to be voted on at the annual meeting and recommends nominees to fill any vacancies on the Board of Directors. The members of the Nominating Committee are “independent directors” as defined in Nasdaq listing standards. The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is attached as Appendix C to this proxy statement.

Nominating Committee Procedures

Minimum Qualifications. The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating Committee will consider the following criteria in selecting nominees: personal and professional integrity; knowledge of the banking business and involvement in the community; business and civic affairs; whether a nominee would provide for adequate representation of the Bank’s market area; independence; and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by the Bank. The Nominating Committee has not previously used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating Committee will conduct a check of the individual’s background and interview the candidate.

Consideration of Recommendations by Stockholders. It is the policy of the Nominating Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the stockholder making the recommendation, the name and address, as they appear on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

The Company and Baltimore County Savings Bank conduct business through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended September 30, 2008, the Board of Directors of the Company held regular meetings and special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and Committees on which he served.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm (the “independent accountants”) are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management, the internal auditors and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountants the independent registered public accounting firm’s independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public registered public accounting firm, with and without management and the internal accountants present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent accountants who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent accountants do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm are in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2008 for filing with the Securities and Exchange Commission. The Audit Committee has approved, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm.

Audit Committee the Board of Directors of BCSB Bancorp, Inc.

William J. Kappauf, Jr., Chairman

Henry V. Kahl

Ernest A. Moretti

STOCK OWNERSHIP

The following table provides information as of March 17, 2009 about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock, by each of the Company’s directors, by the non-director executive officers of the Company named in the Summary Compensation Table set forth under the caption “Executive Compensation,” and by all directors and executive officers of the Company as a group. All directors and executive officers of the Company have the Company’s address.

	Shares of Common Stock Beneficially Owned at March 17, 2009 (1)		Percent of Class (2)
Persons Owning Greater than 5%:
BCSB Bancorp, Inc.
Employee Stock Ownership Plan, et. al. 4111 E. Joppa Road, Suite 300 Baltimore, Maryland 21239	310,881	(3)	9.95%

Financial Edge Fund, L.P.	311,724	(4)	9.99
Financial Edge-Strategic Fund, L.P.
PL Capital, LLC
PL Capital Advisors, LLC
Goodbody/PL Capital, L.P.
Goodbody/PL Capital, LLC
John W. Palmer
Richard J. Lashley 20 East Jefferson Avenue, Suite 22 Naperville, Illinois 60540

Directors:
Joseph J. Bouffard	36,546		*
H. Adrian Cox	13,835		*
Henry V. Kahl	12,911		*
William M Loughran	16,305		*
John J. Panzer, Jr.	17,773		*
Michael J. Klein	30,340		*
William J. Kappauf, Jr.	4,710		*
Ernest A. Moretti	4,605		*

Named Executive Officers:
Anthony Cole	13,955		*
David M. Meadows	8,187		*
Bonnie Klein	9,290		*

All directors and executive officers of the Company as a group (12 persons)	174,826		5.52

*	Less than 1% of outstanding common stock
(1)	In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Company’s common stock if he or she has or shares voting or investment power with respect to such common stock. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock. The listed amounts include 7,895, 8,158, 3,158, 3,158, 3,158, 3,158, 263, 6,844, 1,271, 2,698, 1,579, 2,105 and 43,445, shares that Directors Cox, Kahl, Loughran, Panzer, Klein Kappauf, Moretti, Bouffard, Named Executive Officers Cole, Meadows and Klein, other executive officer Wernecke and all directors and executive officers of the Company as a group, respectively, have the right to acquire upon the exercise of options exercisable within 60 days of March 17, 2009. The listed amounts shown exclude shares held for the benefit of directors under the deferred compensation plan trust. The shares held in the deferred compensation plan trust are held for the benefit of directors in the following amounts: Mr. Cox, 7,597shares; Mr. Kahl, 6,955 shares; Mr. Loughran, 4,715 shares; Mr. Panzer, 20,167 shares; Mr. Klein, 2,949 shares; Mr. Kappauf, 340 shares; and Mr. Moretti, 0 shares. Such directors bear the economic risk associated with such shares. The listed amounts do not include shares with respect to which Directors Henry V. Kahl, H. Adrian Cox and William J. Kappauf, Jr. have voting power by virtue of their positions as trustees of the trusts holding 199,493 shares under the Company’s Employee Stock Ownership Plan (the “ESOP”) and 58,878 shares under the Baltimore County Savings Bank, F.S.B. Deferred Compensation Plan, nor 22,293 shares as to which such individuals, along with Director Michael J. Klein, share dispositive power by virtue of their positions as directors of Baltimore County Savings Bank Foundation, Inc. (the “Foundation”), nor 8,746 shares with respect to which Directors Kahl, Cox, Panzer have voting power by virtue of their positions as trustees of the management recognition plan trust. ESOP shares are held in a suspense account for future allocation among participants as the loan used to purchase the shares is repaid. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants’ instructions, and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees’ best judgment. As of March 17, 2009, 95,550 shares had been allocated. Shares held by the deferred compensation plan trust are voted in the same proportion as the ESOP trustees vote the shares held in the ESOP trust. The shares held by the management recognition plan trust are voted in the same proportion as the shares held by the ESOP trust. Shares held by the Foundation are voted in the same ratio as all other shares of common stock are voted.
(2)	Based on a total of 3,121,076 shares of Common Stock outstanding as of March 17, 2009.
(3)	Includes 199,493 shares owned by the ESOP, 58,879 shares owned by the deferred compensation plan, 21,469 shares owned by the Bank’s 401(k) Plan, 8,746 shares owned by the management recognition plan trust and 22,293 shares owned by the Foundation. Henry V. Kahl, H. Adrian Cox and William J. Kappauf, Jr., who serve as directors of the Company, serve as trustees of the ESOP and the deferred compensation plan. Such individuals share voting power over shares held by the ESOP and the deferred compensation plan and share dispositive power over shares held by the deferred compensation plan trust. Such individuals and Company Director Michael J. Klein serve as four of the Foundation’s nine directors and share dispositive power over shares held by the Foundation. Henry V. Kahl, H. Adrian Cox and John J. Panzer, Jr. who serve as directors of the Company, serve as trustees of the management recognition plan trust. The trustees of the management recognition plan trust share voting and dispositive power over the shares held by the management recognition plan trust. The Bank is the trustee of the 401(k) Plan assets invested in Company common stock, and in their capacities as directors of the Bank, Messrs. Kahl, Cox and Kappauf share voting and dispositive power over shares held by the 401(k) Plan. In their individual capacity, such individuals disclaim beneficial ownership of shares held by the ESOP, the deferred compensation plan, the management recognition trust, the 401(k) Plan and the Foundation.
(4)	The information set forth in this footnote is based solely on a review of the Schedule 13D, as amended, filed with the SEC on December 15, 2008, which indicates beneficial ownership of: 164,771 and 67,491 shares by Financial Edge Fund, L.P. and Financial Edge-Strategic Fund, L.P., respectively, whose general partner is PL Capital, LLC of which Messrs. Palmer and Lashley are the managing members and share voting and dispositive power with Financial Edge Fund and Financial Edge-Strategic Fund over such shares: 79,410 shares held by Goodbody/PL Capital, L.P. whose general partner is Goodbody/PL Capital, LLC of which Messrs. Palmer and Lashley are the managing members and share voting and dispositive power with Goodbody/PL Capital, LLC over such shares; and 52 shares beneficially owned by Mr. Lashley in his individual capacity, over which he has sole voting and dispositive power. Mr. Palmer and Mr. Lashley are also the managing members of PL Capital Advisors, LLC, the investment advisor to Financial Edge Fund, L.P., Financial Edge-Strategic Fund, L.P. and Goodbody/PL Capital, L.P.

ITEMS TO BE VOTED UPON BY SHAREHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors currently consists of eight members. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors’ nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are Joseph J. Bouffard, William J. Kappauf, Jr. and Ernest A Moretti. Each of the nominees is currently a director of BCSB Bancorp and Baltimore County Savings Bank.

Unless you indicate on the proxy card that your shares should not be voted for a certain nominee, the Board of Directors intends that the proxies solicited by it will be voted for the election of each of the Board’s nominees. If any of the nominees are unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute nominee proposed by the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of Messrs. Bouffard, Kappauf and Moretti.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated for each individual is as of September 30, 2008. The indicated period of service as a director includes the period of service as a director of the Bank.

Nominees for Election as Directors

The nominees for election to serve for a three-year term are:

Joseph J. Bouffard was named President of BCSB Bancorp, Baltimore County Savings Bank and Baltimore County Savings Bank, M.H.C. effective November 27, 2006. Mr. Bouffard served as President and Chief Executive Officer of Patapsco Bancorp, Inc. and The Patapsco Bank until October 30, 2006. He joined The Patapsco Bank’s predecessor, Patapsco Federal Savings and Loan Association in April 1995 as its President and Chief Executive Officer and became President and Chief Executive Officer of Patapsco Bancorp, Inc. upon the formation of that company in 1996. Previously, Mr. Bouffard was Senior Vice President of the Bank of Baltimore, and its successor, First Fidelity Bank from 1990 to 1995. Prior to that, he was President of Municipal Savings Bank, FSB in Towson, Maryland. He is a current Board member of the Maryland Financial Bank and a former Board member of the Dundalk Community College Foundation and the Maryland Bankers Association. He is also a former chairman of the Board of Governors of the Maryland Mortgage Bankers Association, Treasurer of the Neighborhood Housing Services of Baltimore and a charter member and Treasurer of the Towson Towne Rotary Club. Age 59. Director since 2006.

William J. Kappauf, Jr. is the former Director of Cash Management of Baltimore Gas & Electric Company, Baltimore, Maryland. He is a certified public accountant. Age 62. Director since 2002.

Ernest A. Moretti retired from Bradford Bank, Baltimore, Maryland, where he held the position of executive vice president and managed residential lending and business development. Prior to his tenure with Bradford Bank, Mr. Moretti served as president and chief executive officer of Wyman Park Federal Savings and Loan Association from 1989 to 2003. Mr. Moretti also served in senior leadership capacities over a span of 26 years at Yorkridge Calvert Savings and Loan, Augusta Building and Loan Association and First National Bank. He is a current Board member of the Maryland Financial Bank. Age 68. Director since 2007.

Directors Continuing in Office

The following directors have terms ending in 2010:

H. Adrian Cox is an insurance agent with Rohe and Rohe Associates, Inc. in Baltimore, Maryland. Mr. Cox also is employed as a real estate agent with Century 21 Horizon Realty, Inc. in Baltimore, Maryland. Age 64. Director since 1987.

William M. Loughran retired from his position of Executive Vice President in charge of lending operations of Baltimore County Savings Bank, BCSB Bancorp and Baltimore County Savings Bank, M.H.C. in November 2007. Mr. Loughran joined Baltimore County Savings Bank in 1973. Age 63. Director since 1991.

John J. Panzer, Jr. has been a self-employed builder of residential homes since 1971. Age 67. Director since 1991.

The following directors have terms ending in 2011:

Henry V. Kahl retired in August 2008. He previously serves as an Assessor Supervisor with the State of Maryland Department of Assessments & Taxation in Baltimore, Maryland. Age 65. Director since 1989.

Michael J. Klein is Vice President of Klein’s ShopRite, a family owned chain of supermarkets, with locations throughout Harford and Baltimore Counties, Maryland. Mr. Klein is also Vice President and partner in several other family owned businesses including Forest Hill Lanes, Inc., Colgate Investments, LLP and Riverside Parkway, LTD. Age 54. Director since 2001.

Executive Officers

Below is information regarding the executive officers of the Company who are not also directors of the Company. Executive officers are elected annually by the Board of Directors and serve at the Board’s discretion. Unless otherwise stated, each executive officer has held his or her position for at least five years. The ages presented are as of September 30, 2008.

Name	Position with BCSB Bancorp and/or Baltimore County Savings Bank
Anthony R. Cole	Executive Vice President and Chief Financial Officer of BCSB Bancorp and Baltimore County Savings Bank

Daniel R. Wernecke	Executive Vice President and Chief Lending Officer of Baltimore County Savings Bank

David M. Meadows	Executive Vice President, General Counsel and Secretary of BCSB Bancorp and Baltimore County Savings Bank

Bonnie M. Klein	Senior Vice President, Treasurer and Controller of BCSB Bancorp and Baltimore County Savings Bank

Anthony R. Cole joined BCSB Bancorp and Baltimore County Savings Bank as Executive Vice President and Chief Financial Officer effective September 4, 2007. Previously, Mr. Cole served as Senior Vice President and Chief Financial Officer of Bay Net A Community Bank in Bel Air, Maryland from January 2000 through March 2007. Age 48.

Daniel R. Wernecke was named Executive Vice President and Chief Lending Officer of Baltimore County Savings Bank effective November 21, 2007. Prior to being named Executive Vice President and Chief Lending Officer, he served as Senior Vice President of Baltimore County Savings Bank in charge of lending operations. Mr. Wernecke joined Baltimore County Savings Bank in 2002. Age 52.

David M. Meadows was named Vice President, General Counsel and Secretary of BCSB Bancorp and Baltimore County Savings Bank effective January 4, 1999 and Executive Vice President of BCSB Bancorp and Baltimore County Savings Bank effective November 27, 2006. He served as President and Chief Executive Officer of BCSB Bancorp and Baltimore County Savings Bank on an interim basis from July 24, 2006 through November 26, 2006. Previously, he was a Partner in the law firm of Moore, Carney, Ryan and Lattanzi, L.L.C. Age 52.

Bonnie M. Klein joined Baltimore County Savings Bank in 1975 and has served in various capacities of increasing responsibility since then. She was named Vice President and Treasurer of BCSB Bancorp and Baltimore County Savings Bank effective January 4, 1999 and Senior Vice President of BCSB Bancorp and Baltimore County Savings Bank effective January 1, 2005. She is a Certified Public Accountant. Age 53.

Item 2 — Ratification of the Independent Registered Public Accountants

The Audit/Compliance Committee of the Board of Directors has appointed Stegman & Company to be the Company’s independent registered public accounting firm for the 2009 fiscal year, subject to ratification by shareholders. A representative of Stegman & Company is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit Committee will consider other independent registered public accounting firms.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm.

Audit Fees. The following table sets forth the fees billed to the Company for the fiscal years ended September 30, 2008 and 2007 by Stegman & Company:

	2008	2007
Audit fees (1)	$109,442	$169,501
Audit-related fees (2)	—	250
Tax fees (3)	12,650	14,875
All other fees	—	—

(1)	Audit fees consist of fees for professional services rendered for the audit of BCSB Bancorp’s and the Company’s consolidated financial statements and review of financial statements included in the Company’s and BCSB Bancorp’s quarterly reports on Form 10-Q and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements. In fiscal 2008 and 2007, these fees included costs associated with reviews and services related to registration statements.

(2)	Audit-related fess are for assurance and related services by the principal accountant that are related to the performance of audits or reviews of BCSB Bancorp’s and the Company’s financial statements and are not reported in the preceding Audit Fees category. The fees shown above were for due diligence services for potential acquisitions, technical accounting and reporting, consulting and research and employee benefit plan audits.
(3)	Tax services fees consist of fees for compliance tax services, including tax planning and advice and preparation of tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountants. The Audit Committee is responsible for appointing and reviewing the work of the independent registered public accounting firm and setting the independent registered public accounting firm’s compensation. In accordance with its charter, the Audit/Compliance Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation. During the year ended September 30, 2008, all services were approved in advance by the Audit/Compliance Committee in compliance with these procedures.

Item 3 — Approval of the BCSB Bancorp, Inc. 2009 Equity Incentive Plan

The Company’s Board of Directors has adopted, subject to shareholder approval at the annual meeting, the BCSB Bancorp, Inc. 2009 Equity Incentive Plan (the “2009 Plan”). The 2009 Plan will become effective as of the date of approval by the Company’s shareholders.

The Board of Directors has reserved a total of 268,437 shares of common stock for issuance upon the grant or exercise of awards made pursuant to the 2009 Plan. All of the Company’s employees, officers, and directors are eligible to participate in the 2009 Plan. A summary of the 2009 Plan follows. This summary is qualified in its entirety by the full text of the 2009 Plan, which is attached to this proxy statement as Appendix D.

The approval of the 2009 Plan requires the affirmative vote of a majority of the votes cast by the shareholders at the Meeting. The Board of Directors recommends that shareholders vote “FOR” the approval of the BCSB Bancorp, Inc. 2009 Equity Incentive Plan.

Summary of the 2009 Plan

Purpose. The 2009 Plan promotes the Company’s success by linking the personal interests of its employees, officers and directors to the interests of the Company’s shareholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards. The 2009 Plan authorizes awards in any of the following forms:

•	options to purchase shares of Company common stock, which may be non-statutory stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code (the “Code”);

•	restricted stock grants, which are subject to restrictions on transferability and forfeiture; and

•	performance awards.

Shares Available for Awards. Subject to adjustment as provided in the 2009 Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2009 Plan is 268,437, of which the Committee may grant up to 76,697 in the form of restricted stock and/or performance awards and 191,740 in the form of stock options.

Limitations on Awards. The maximum number of shares of Company common stock that may be covered by options granted under the 2009 Plan to any one person during any one calendar year is 50,000.

Section 162(m) of the Internal Revenue Code. Section 162(m) of the Code denies a tax deduction to public companies for compensation paid to certain “covered employees” in a taxable year in excess of $1,000,000, unless the plan contains certain features that qualify the compensation as “performance-based compensation.” One of the required features to allow stock options granted at fair market value to be treated as “performance-based compensation” is for the plan under which the options are granted to be approved by the stockholders. In addition, the plan must state the maximum number of options that any individual may be granted over a specified period of time. For grants of restricted stock shares to meet the requirements of Section 162(m) of the Code, stockholders must approve the material provision of the plan regarding performance goals under which the awards will vest. The proposed plan contains all of these features and will enable awards under the 2009 Plan to be eligible to qualify for full tax deductibility to the Company under Section 162(m) of the Code.

Administration. A committee appointed by the Board of Directors (which committee shall consist of at least two disinterested directors) (the “Committee”) will administer the 2009 Plan. The Committee will designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2009 Plan; and make all other decisions and determinations that may be required under the 2009 Plan.

Limitations on Transfer; Beneficiaries. Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a qualified domestic relations order. The Committee may permit other transfers, however, where it concludes that a transfer will not result in accelerated taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events. Unless an award agreement provides otherwise, if a participant’s service terminates by reason of death or disability, all of the participant’s outstanding options and restricted stock awards will become fully vested and exercisable and all time-based vesting restrictions on the outstanding awards will lapse. The vesting of awards will also accelerate upon a change in control, as defined in the 2009 Plan.

Adjustments. In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2009 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2009 Plan, without any change in the aggregate purchase price for each award. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2009 Plan will be adjusted proportionately and the Committee will adjust the 2009 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.

New Plan Benefits. No grants have been made with respect to the shares to be reserved for issuance under the 2009 Plan. The number of shares that may be granted to any director, executive officer named in the Summary Compensation Table above or any other employee is not determinable at this time, as such grants are subject to the discretion of the Committee.

Termination and Amendment

The Board of Directors may, at any time and from time to time, terminate or amend the 2009 Plan. Shareholders must approve amendments to the 2009 Plan that will materially increase the number of shares of stock issuable under the 2009 Plan, expand the types of awards provided under the 2009 Plan, materially expand the class of participants eligible to participate in the 2009 Plan, materially extend the term of the 2009 Plan, reduce the exercise price of stock options or otherwise constitute a material amendment requiring shareholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations. In addition, the Board of Directors may condition any amendment on the approval of the shareholders for any other reason. No termination or amendment of the 2009 Plan may adversely affect any award previously granted under the 2009 Plan without the written consent of the participant.

Prohibition on Repricing

As discussed above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s shareholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award under the 2009 Plan would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s shareholders.

Certain Federal Income Tax Effects

Non-statutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a non-statutory stock option under the 2009 Plan. When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date the option was granted or for one year after receiving the shares upon exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price may be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Restricted Stock. Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future income recognized in the stock will be taxable to the participant at capital gains rates. However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Item 4 — Advisory Vote on Executive Compensation

The American Recovery and Reinvestment Act of 2009 requires the Company to permit a non-binding advisory vote on the compensation of the Company’s named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement, during the period in which any obligation arising from the Company’s participation in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program remains outstanding.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of the named executive officers.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer and the next three most highly compensated executive officers of the Company whose total compensation for the year ended September 30, 2008 exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Joseph J. Bouffard President and Chief Executive Officer of BCSB Bancorp and Baltimore County Savings Bank	2008	$214,091	$—	$10,285	$41,368	$—	$16,269	$282,013
	2007	175,498	—	7,483	24,630	—	12,000	219,611
			—

David M. Meadows Executive Vice President, General Counsel and Secretary of BCSB Bancorp and Baltimore County Savings Bank	2008	203,093	—	—	4,491	—	19,470	227,054
	2007	178,686	—	—	—	5,655	12,685	197,026

Bonnie M. Klein Senior Vice President and Treasurer of BCSB Bancorp and Baltimore County Savings Bank	2008	168,029	—	—	—	—	7,554	175,583
	2007	127,834	—	—	—	1,200	10,612	139,646

Anthony R. Cole Executive Vice President and Chief Financial Officer of BCSB Bancorp and Baltimore County Savings Bank (5)	2008	150,068	—	4,691	10,108	—	—	164,867
	2007	8,655	—	394	873	—	—	9,922

(1)	Reflects the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R) for awards of restricted stock. For further information regarding the assumptions used to compute the expense recognized for restricted stock awards, see Note 12 to the Notes to the Consolidated Financial Statements appearing in the Company’s Annual Report on Form 10-K.
(2)	Reflects the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R) based upon a fair value of $2.82 and $7.70 for options granted in 2008 and 2006, respectively, to Mr. Bouffard; $2.82 and $4.61 for options granted in 2008 and 2007, respectively, to Mr. Cole; $2.82 for options granted in 2008 to Mr. Meadows using the Black-Scholes option pricing model. For further information regarding the assumptions used to compute fair value, see Note 13 to the Notes to the Consolidated Financial Statements appearing in the Company’s Annual Report on Form 10-K.
(3)	Consists of $1,200 and $5,655 of earnings in excess of 120% of the federal long-term funds rate at September 30, 2008 for Ms. Klein and Mr. Meadows, respectively.
(4)	Details of the amounts reported in the “All Other Compensation” column are provided in the table below. The table excludes perquisites, which did not exceed $10,000 in the aggregate for any named executive officer:

Item	Joseph J. Bouffard	David M. Meadows	Bonnie M. Klein	Anthony R. Cole
Market value as of the last business day of the year ended September 30, 2008 of allocations under the employee stock ownership plan	$—	$3,943	$3,304	$—
Amounts accrued under survivor income plan	—	15,527	4,250	—
Automobile allowance	16,269	—	—	—
Total	$16,269	$19,470	$7,554	$—

(5)	Mr. Cole commenced employment on September 4, 2007.

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning unexercised options and stock awards that have not vested as of September 30, 2008 for each named executive officer.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
Joseph J. Bouffard	2,632	7,896	(2)	$11.61	01/08/2018	3,351	(4)	$35,051
	4,212	6,316	(3)	28.44	12/05/2016

David M. Meadows	1,119	3,355	(2)	11.61	01/08/2018	526	(5)	5,502
	1,579	—		21.60	07/24/2012

Bonnie M. Klein	—	—		—	—	—		—
	1,579	—		21.60	07/24/2012

Anthony R. Cole	218	655	(2)	11.61	01/08/2018	1,842	(6)	19,267
	1,053	4,211	(7)	17.95	09/19/2017

(1)	Based upon the closing stock price for BCSB Bancorp common stock of $10.46 on September 30, 2008.
(2)	Stock options vest in four equal annual installments beginning on January 8, 2009.
(3)	Stock options vest in five equal annual installments beginning on December 5, 2007.
(4)	1,580 restricted stock awards vest in five equal annual installments beginning on December 5, 2008, and 1,771 restricted stock awards vest in four equal annual installments beginning on January 8, 2009.
(5)	Restricted stock awards vest in four equal annual installments beginning on January 8, 2009.
(6)	1,316 restricted stock awards vest in five equal annual installments commencing on December 5, 2007, and 526 restricted stock awards vest in four equal annual installments commencing on September 19, 2008.
(7)	Stock options vest in five equal installments commencing on September 19, 2008.

All shares and share prices have been adjusted to reflect the 0.5264 conversion ratio in the second step conversion of Baltimore County Savings Bank completed on April 10, 2008.

Employment Agreement

Employment Agreement. On November 27, 2006, Baltimore County Savings Bank executed an employment agreement with Joseph J. Bouffard under which he serves as President and Chief Executive Officer of Baltimore County Savings Bank. The employment agreement provides for a three-year term, subject to annual renewal by the board of directors for an additional year beyond the then-current expiration date. The material terms of the employment agreement also include that:

•	Mr. Bouffard receives a base salary of $218,044 per year, subject to annual review by the Board of Directors;

•	Mr. Bouffard is eligible to receive bonuses or other incentive compensation at the discretion of the Board of Directors;

•

Mr. Bouffard received a restricted stock award covering 5,000 shares of BCSB Bancorp common stock, vesting in installments of 1,000 shares on the first anniversary of the grant date and continuing each anniversary thereafter until fully vested. Mr. Bouffard also received 20,000 stock options, vesting in installments of 4,000 shares on the first anniversary of the grant date and continuing each anniversary thereafter until fully vested. The stock options will remain exercisable for a period of ten years from the grant date and have an exercise price equal to the fair market value of BCSB Bancorp’s common stock on the grant date. Restricted stock awards and stock options will vest immediately upon a change in control;

•

Mr. Bouffard participates in any life insurance, medical insurance, dental insurance, pension, profit sharing, retirement and other benefit programs and arrangements that Baltimore County Savings Bank may sponsor or maintain for the benefit of senior management employees and its employees generally;

•	Mr. Bouffard receives an automobile allowance and will be eligible for certain other fringe benefits described in the employment agreement; and

•

Baltimore County Savings Bank may terminate Mr. Bouffard’s employment for cause, in which case Mr. Bouffard would have no right to receive compensation or other benefits for any period after termination, except for already vested benefits.

Under the terms of our employment agreement with Mr. Bouffard, upon involuntary termination of employment or voluntary termination under circumstances that constitute constructive termination, Mr. Bouffard will receive a lump sum salary continuation benefit equal 36 months’ base salary.

Our employment agreement with Mr. Bouffard further provides that in the event of termination due to disability, Mr. Bouffard will be entitled to the compensation and benefits provided for under the agreement for (i) any period during the term of the agreement and prior to the establishment of Mr. Bouffard’s disability during which he is unable to work due to such disability, or (ii) any period of disability prior to Mr. Bouffard’s termination of employment due to disability; provided, however, that any benefits paid pursuant to our long-term disability plan will continue as provided in such plan.

In addition, if, within one year after a change in control of BCSB Bancorp, Baltimore County Savings Bank terminates Mr. Bouffard’s employment without cause or Mr. Bouffard voluntarily terminates his employment, he will be entitled to receive a lump sum payment equal to 2.99 times his then-current annual base salary plus continued participation for up to three years in any benefit plans of Baltimore County Savings Bank that provide medical, dental and life insurance coverage upon terms no less favorable than the most favorable terms provided to senior executives. If such payments and benefits, either alone or together with other payments and benefits Mr. Bouffard has the right to receive from Baltimore County Savings Bank, would constitute an excess “parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), such payments and benefits will be reduced or revised by the amount, if any, which is the minimum necessary to result in no portion of such payments and benefits being non-deductible to Baltimore County Savings Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

Change-in-Control Severance Agreements. Baltimore County Savings Bank maintains change in control severance agreements with Messrs. Cole and Meadows and Ms. Klein. The agreements have terms ending on the earlier of (a) November 29, 2010, in the case of Mr. Cole, or December 20, 2010, in the case of Mr. Meadows and Ms. Klein, or (b) the date on which the employee terminates employment with Baltimore County Savings Bank. The term of the severance agreements may be extended for additional one-year periods beyond the then effective expiration date upon a determination by the Board of Directors that the performance of these individuals has met the required performance standards and that such severance agreements should be extended. The employee becomes entitled to collect severance benefits under the severance agreement in the event within the period beginning 12 months before a change of control and ending 18 months after a change of control the employee (i) experiences a “change in duties,” as explained below, (ii) is involuntarily terminated for reasons other than “cause,” as defined in the agreement, death or disability, or resigns following a change in duties, or (iii) voluntarily terminates employment for any reason within the 30-day period beginning on the date of a change of control. Under the agreement, a change in duties is defined to include a significant adverse change in the status, title, position, responsibilities, or scope of the employee’s authority or duties, assignment to the employee of any duties or responsibilities which are inconsistent with his or her status, title, or position, a material reduction in the employee’s total compensation, a diminution in the employee’s eligibility to participate in compensation plans, a relocation of the employee’s principal place of employment by more than 30 miles, or a reasonable determination by the board of directors that, as a result of a change of control and change in circumstances thereafter, the employee is unable to exercise the authorities, powers, functions or duties attached to his or her position.

In the event an employee becomes entitled to receive severance benefits, the employee (i) will be paid an amount equal to 2.99 times the annualized cash compensation paid to the employee in the immediately preceding 12-month period (excluding board fees and bonuses), and (ii) will receive either cash in an amount equal to the cost to the employee of obtaining all health, life, disability and other benefits which the employee would have been eligible to participate in through the second annual anniversary date of his termination of employment or continued participation in such benefit plans through the second annual anniversary date of his termination of employment, to the extent the employee would continue to qualify for participation therein. Under the terms of the agreements, the employees will receive severance in a lump sum cash payment within 10 business days of their termination of employment following a change of control.

In the event that one of these employees prevails over Baltimore County Savings Bank in a legal dispute as to the severance agreement, he or she will be reimbursed for legal and other expenses. In connection with the conversion, the severance agreements have been amended and restated to make BCSB Bancorp a guarantor of Baltimore County Savings Bank’s obligations under the severance agreements and to limit the payments to the employees in the event payments under the severance agreements together with other change in control benefits may result in a “parachute payment” under 280G of the Code. See “Employment Agreement” above for definition of parachute payment.

Supplemental Executive Retirement Plan. Baltimore County Savings Bank has entered into agreements with Mr. Meadows and Ms. Klein to provide them with supplemental retirement benefits. Each executive is entitled to his or her supplemental retirement benefit upon termination of employment (other than for cause) at or upon attaining age 65. If the executive terminates employment after attaining age 65, Baltimore County Savings Bank will pay Mr. Meadows and Ms. Klein and annual retirement benefit equal to 11.8% and 7.6%, respectively, of their final compensation. For purposes of the agreements, final compensation equals each executive’s highest three calendar year’s average cash compensation. The Bank will pay the annual retirement benefit monthly over a period of 180 months. If the executive terminates employment before reaching 65 years of age, or is terminated by Baltimore County Savings Bank for any reason other than for cause, Baltimore County Savings Bank will pay Mr. Meadows and Ms. Klein a reduced annual benefit, based on amounts accrued for the executive prior to termination, commencing at age 65, over a 180-month period. Should an executive die while employed by Baltimore County Savings Bank or after payments have begun, a designated beneficiary will receive the balance owed to the executive on the date of death in the same method and manner as if the executive were still alive.

Survivor Income Plan. Baltimore County Savings Bank maintains a survivor income plan for the benefit of certain officers. Named executive officers Klein and Meadows participate in the survivor income plan. The survivor income plan provides a benefit to survivors upon the death of the participant provided the participant is employed by Baltimore County Savings Bank and has been employed by Baltimore County Savings Bank for ten years at the time of death or terminates employment for any reason other than cause after attaining age 55 with ten years of service. Under this plan, upon their death, the respective beneficiaries of Ms. Klein and Mr. Meadows would receive a death benefit of $250,000, $100,000, respectively, payable in a lump sum within 90 days following death.

Limitation of Benefits. In connection with the Company’s participation in the TARP Capital Purchase Program, the Company and the U.S. Department of Treasury (“Treasury”) entered into a securities purchase agreement. This agreement, among other conditions, placed limits on the compensation of the Company’s senior executive officers. As a result, each of Messrs. Bouffard, Meadows and Cole and Ms. Klein executed an agreement with the Company (1) agreeing to comply with the TARP Capital Purchase Program rules on senior executive officer compensation and benefits; and (2) acknowledging that in the event of a change in control, any severance payments paid to the executive (including “golden parachute” agreements) may be reduced as necessary to comply with the TARP Capital Purchase Program limits. Such agreements will be in effect as long as Treasury holds preferred stock in the Company.

DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2008 fiscal year. No tax-qualified or retirement-qualified compensation was provided to directors in fiscal 2008.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)	Total ($)
Henry V. Kahl	$27,200	$—	$27,200
John J. Panzer	24,400	—	24,400
Ernest A. Moretti	26,800	1,057	27,857
H. Adrian Cox	23,000	—	23,000
Michael J. Klein	29,822	—	29,822
William J. Kappauf, Jr.	32,822	—	32,822
William M. Loughran	22,200	—	22,200

(1)	Includes of contributions under our deferred compensation plan and cash distributions.

Cash Retainers and Meeting Fees for Non-Employee Directors

The following table sets forth the applicable retainers and fees that will be paid to our directors for their service on our Board of Directors during fiscal 2009.

Monthly retainer	$1,000
Fee for attendance at regular Board meetings	400
Fee for attendance at special Board meetings	400
Fee for attendance at committee meetings	200
Monthly retainer for Chairman of the Board	1,200

Deferred Compensation Plan. Baltimore County Savings Bank maintains the Baltimore County Savings Bank, F.S.B. Amended and Restated Deferred Compensation Plan, which incorporates two prior plans – the Baltimore County Savings Bank Deferred Compensation Plan and Baltimore County Savings Bank Cash Deferred Compensation Plan. The Deferred Compensation Plan provides members of the board of directors and selected executives with the ability to defer a portion of their compensation. The plan preserves a stock component of the prior plan. Prior to each plan year, each non-employee director may elect to defer receipt of all or part of his future fees (including retainers), and any other participant may elect to defer receipt of up to 25% of salary or 100% of bonus compensation into either the cash or stock-based plan. The plan also provides a 401(k) restoration matching contribution intended to make participants whole with respect to matching contributions Baltimore County Savings Bank would have made under the 401(k) plan but for certain limitations imposed by the qualified plan rules. Participants become fully vested after six years of service. On each September 30th, each director participant who has between three and 12 years of service as a director will have his account credited with $6,222. No director may receive credit for more than 12 years of service. A director participant who, after July 1, 1995, completes three years of service as a director, will have his account credited with $24,000 on the September 30 following his completion of three years of service. At the election of the participant, distributions may be made in a lump sum or installments.

Baltimore County Savings Bank has established a grantor trust and may, at any time or from time to time, make additional contributions to the trust. In the event of a change in control, Baltimore County Savings Bank will contribute to the trust an amount sufficient to provide the trust with assets having an overall value equal to the aggregate account balances under the Plan. The trust’s assets are subject to the claims of Baltimore County Savings Bank’s general creditors and are available for eventual payments to participants.

Director Retirement Benefits. Baltimore County Savings Bank has entered in agreements Mr. Loughran, who is a retired employee, and with its non-employee directors, except Mr. Moretti, to provide them with supplemental retirement benefits. Under the agreements, each director becomes entitled to an annual retirement benefit equal to $9,000, payable monthly for 15 years, if he terminates service after attaining age 70. If the director terminates service prior to age 70 (including by reason of death), Baltimore County Savings Bank will pay him a reduced annual benefit over 15 years, commencing at age 70.

Stock Benefit Plans. Directors are also eligible to receive equity-based awards under the Company’s stock option plan and management recognition plan. During the year ended September 30, 2008, non-employee directors did not receive any stock awards or stock options.

Reimbursement for Tax Advice. Baltimore County Savings Bank’s Board of Directors has also adopted a policy to reimburse designated directors and officers for expenses they incur in connection with professional tax, estate planning or financial advice they obtain related to the benefits they receive under the stock and non-stock related benefit plans of Baltimore County Savings Bank and BCSB Bancorp. Reimbursements are limited to $1,000 for each eligible individual during any fiscal year, with a one-time allowance not to exceed $5,000 for estate planning expenses. The level of annual reimbursements may be increased to $2,000 on a one-time basis in the event of a change in control of BCSB Bancorp. No reimbursements were made during the year ended September 30, 2008.

OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in BCSB Bancorp common stock during the year ended September 30, 2008.

Transactions with Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by Baltimore County Savings Bank to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by a depository institution to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Baltimore County Savings Bank offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans to such persons must be approved in advance by a disinterested majority of the Board of Directors.

In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Baltimore County Savings Bank’s capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

The aggregate amount of loans by us to executive officers and directors was $352,000 at September 30, 2008, or approximately .70% of stockholders’ equity. These loans were performing according to their original terms at September 30, 2008. All loans made by Baltimore County Savings Bank to its directors and executive officers and members of their immediate families were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to Baltimore County Savings Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features.

Approval of Related-Party Transactions. Under the Audit Committee Charter, it is the responsibility of the Audit Committee to review all related party transactions, i.e., transactions required to be disclosed under SEC Regulation S-K, Item 404, for potential conflict of interest situations on an ongoing basis and to determine whether to approve such transactions. Our Code of Ethics also provides that all executive officers and directors must disclose any private interest that presents the possibility of conflicts of interest with BCSB Bancorp or Baltimore County Savings Bank.

SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 16, 2009. If next year’s annual meeting is held on a date more than 30 calendar days from May 20, 2010, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 days prior to the date of the annual meeting; however, if less than 100 days’ notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date. A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholder communications to the Board of Directors and/or individual directors. Shareholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of David M. Meadows, Secretary, BCSB Bancorp, Inc., 411 Joppa Road, Baltimore, Maryland 21236. All communications that relate to matters that are within the scope of the responsibilities of the Board and its Committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board Committees are also to be forwarded to the Chair of the appropriate Board Committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

Directors are expected to prepare themselves for and to attend all Board meetings, the annual meeting of shareholders and the meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All of the Company’s directors attended the Company’s 2008 Annual Meeting of Shareholders.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of BCSB Bancorp common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report to Shareholders has been mailed to persons who were shareholders as of the close of business on April 3, 2009. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended September 30, 2008, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were shareholders as of the close of business on April 3, 2009 upon written request to David M. Meadows, Secretary, BCSB Bancorp, Inc., 4111 Joppa Road, Baltimore, Maryland 21236.

BY ORDER OF THE BOARD OF DIRECTORS

David M. Meadows
Secretary

Baltimore, Maryland

April 13, 2009

APPENDIX A

BCSB BANCORP, INC.

AUDIT COMMITTEE CHARTER

I.	Purpose

There shall be a committee appointed by the Board of Directors (the “Board”) of BCSB Bancorp, Inc. (the “Company”), designated as the Audit Committee (the “Committee”), to assist the Board in fulfilling its oversight responsibilities. The Committee’s primary duties and responsibilities are to:

1.	Review the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, legal and regulatory compliance.

2.	Review the independence and performance of the Company’s independent auditors and the internal audit function

3.	Provide an open avenue of communication between the independent auditors, internal auditors, management and the Board.

4.	Report to the Board periodically on significant results of the aforementioned activities.

5.	Prepare the report required by the Securities and Exchange Commission rules to be included in the Company’s annual proxy statement.

The Committee shall be given full and direct access to the Company’s internal auditors, the Board, Company executives and independent auditors as necessary to carry out these responsibilities. The independent auditors are responsible for auditing the Company’s financial statements. Management and the independent auditors have more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements, or any professional certification as to the independent auditors’ work, including with respect to auditor independence. Each member of the Committee shall be entitled to rely on the integrity of people and organizations from whom the Committee receives information and the accuracy of such information, including representations by management and the independent auditors regarding non-audit services provided by the independent auditors.

The Committee has the authority and responsibility to direct the hiring and retention of the independent auditor who shall be acceptable to regulatory authorities to conduct a thorough audit of the books, accounts, assets and liabilities of the Company, which audit shall include all items required by the regulatory authorities.

The Committee has the authority to retain, at the Company’s expense, special legal, accounting or other consultants or experts if it deems necessary in the performing of its duties.

II.	Composition and Meetings

The Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall satisfy the definition of “independent director” as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations. All members of the Committee must be financially literate at the time of appointment, meaning they must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. At least one member of the Committee must have prior experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including a current or past position as a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Each appointed Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

The Committee shall meet at regularly stated intervals (at least four times a year) or more frequently as circumstances require. A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. The Committee will require management or others to attend the meetings and provide pertinent information when required. However, no such persons shall participate in the decision making of the Committee. The Committee Chairman shall approve the content of the agenda for each meeting. The Committee shall meet privately in executive session when considered appropriate. The Committee may meet also with management, the internal auditors and the independent auditors to discuss any matters that the Committee believes should be discussed.

The Board shall appoint from the members on the Committee a Chairman of the Committee. The Chairman will normally preside at all meetings, but in the absence of the appointed Chairman, the members shall appoint another Chairman of that meeting.

III.	Responsibilities and Procedures

The Committee shall assist the Board in fulfilling its responsibilities to stockholders concerning the Company’s accounting and reporting practices, and shall facilitate open communication between the Committee, Board, internal auditors, independent auditors and management. The Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, internal auditors and the independent auditors, in accordance with its business judgment. The responsibilities set forth herein do not reflect or create any obligation or duty of the Committee to plan, conduct, or determine the scope of any audit, or to determine that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with Generally Accepted Accounting Principles or applicable law. In exercising its judgment, the Committee shall rely on the information and advice provided by the Company’s management, internal auditors and independent auditors. To fulfill its responsibilities and duties the Committee shall:

1.	Review with management, internal auditors and the independent auditors the Company’s accounting and financial reporting controls; obtain annually in writing from the independent auditors their letter as to the adequacy of such controls; discuss significant financial risk exposures, and assess the steps management has taken to monitor, control and report such risks; and review the related findings and recommendations of internal auditors, the independent auditors and regulators, together with management’s responses.

2.	Review with management, independent auditors and internal auditors the Company’s annual audited consolidated financial statements and the independent auditor’s opinion regarding such financial statements, prior to inclusion in the annual report and discuss any significant changes to the Company’s accounting principles and any item required to be communicated by the independent auditors in accordance with applicable Statements of Auditing Standards.

3.	Review quarterly with management and the independent auditors the Company’s financial statements and the reasoning for the appropriateness of the accounting principles, underlying estimates and disclosures adopted by management. In meetings attended by the independent auditors or by regulatory examiners, a portion of the meeting will be reserved for the Committee to meet in closed session with these parties.

4.	Consider, based upon its discharge of its responsibilities and any other information, discussion or communication that the Committee deems relevant, whether to recommend to the Board that the Company’s audited consolidated financial statements be included in the Company’s annual report.

5.	Consider the audit scope and annual audit plan of the internal auditors to assure adequacy of coverage and the effective use of audit resources.

6.	Review the independence and performance of the independent auditors and decide as to the appointment, retention or termination of the independent auditors, as well as be responsible for the oversight of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

7.	Review and discuss annually with the independent auditors all significant relationships they have with the Company that could impair the independent auditor’s independence. Ensure the receipt from the independent auditors of a formal written statement identifying all relationships between such independent auditors and the Company, consistent with Independence Standards Boards Standard No. 1.

8.	Review with management and the independent auditors the results of the annual audit prior to the distribution including:

a.	The annual financial statements, accompanying footnotes and the independent auditor’s report thereon.

b.	Their qualitative judgments about the appropriateness and quality, not just the acceptability, of significant accounting principles, practices, policies and financial disclosures used or proposed to be adopted by the Company. The discussion should include such issues as the clarity of the Company’s financial disclosures and degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosures.

c.	Any significant changes required in the independent auditors annual audit plans.

d.	Any difficulties or disputes with management encountered during the course of the audit.

9.	Review with management and the independent auditors all interim financial reports filed pursuant to the Securities Exchange Act of 1934.

10.	Discuss other matters related to the conduct of the audit, which are to be communicated to the Committee under Generally Accepted Accounting Principles.

11.	Assure that the independent auditors’ reasoning is described in determining the appropriateness of changes in accounting principles and disclosure and in accepting or questioning significant estimates by management.

12.	Review and approve the appointment of the internal auditors.

13.	Review and approve the Company’s annual audit plan, activities, and organizational structure and review the qualifications of the internal auditors, as needed.

14.	Review with management and the internal auditors:

a.	Significant internal audit findings during the year and management’s response.

b.	Any difficulties encountered in the course of internal audit work, including any restrictions on the scope of activities or access to the required information.

c.	Any changes required in the scope of the Company’s annual audit plan.

d.	The internal auditors’ staffing, functional policies, risk analysis and budget.

15.	Maintain written minutes of all meetings of the Committee and report at least quarterly to the Board on significant results of the foregoing activities.

16.	Review and approve requests for any management consulting engagement, subject to a pre-approval limitation set by the Committee, to be performed by the independent auditors, and be advised of any other consultations undertaken at the request of management that is beyond the scope of the engagement letter.

17.	Review with management, the independent auditors, internal auditors and the Company’s legal counsel on an as needed basis any regulatory matters that may have a material impact on the Company’s financial statements, compliance with laws and regulations and inquiries received from regulators or governmental agencies.

18.	Engage and determine funding for such independent professional advisers and counsel as the Committee determines are appropriate to carry out its responsibilities. In addition, the Committee shall be provided funding for ordinary administrative expenses of the Committee.

19.	Perform such additional functions as the Board may from time to time require, and such other functions as may be required of the Committee by applicable legislation or by any other regulatory authority.

20.	Annually inform the auditor who is responsible for internal audit activities and the independent auditors, that they should promptly contact the Committee Chairman about any significant issue or disagreement concerning the Company’s accounting practices or financial statements that is not resolved to their satisfaction. When such communications are made to the Chairman, he shall notify the other members of the Committee of any communication that the Chairman in the exercise of his or her business judgment believes should be considered by the Committee prior to its next scheduled meeting.

21.	Arrange for the independent auditor to be available to the full Board at least annually to discuss the results of the annual audit and the audited financial statements that are a part of the annual report to stockholders.

22.	Generally discuss earnings press releases and financial information, as well as earnings guidance provided to analysts and rating agencies.

23.	Have in place procedures for (1) receiving, retaining and treating complaints regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

24.	Approve, in advance, all permissible non-audit services to be completed by the independent auditor.

25.	Set clear hiring policies for hiring employees or former employees of the independent auditors.

26.	Review periodically, but no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved. “Related person” and “transaction” shall have the meanings given to such terms in Securities and Exchange Commission Regulation S-K, Item 404, as amended from time to time.

IV.	Performance Evaluation and Disclosure Obligations

In addition to the responsibilities presented above, the Chairman of the Committee shall discuss the Committee’s performance with each member of the Committee, following which discussions the Chairman shall lead the Committee in an annual evaluation of its performance. The Committee shall examine this Charter on an annual basis to assure that it remains adequate to address the responsibilities of the Audit Committee. Further, the Committee will disclose in each annual proxy statement to its stockholders whether it satisfied the responsibilities during the prior year in compliance with the Charter, and either post its Charter on its website or will disclose a copy of the Charter once every three years either in the annual report to stockholders or proxy statement.

APPENDIX B

BCSB BANCORP, INC.

COMPENSATION COMMITTEE CHARTER

I.	Purpose

The primary purpose of the Compensation Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of BCSB Bancorp, Inc. (the “Company”) with certain compensation matters. The Committee shall fulfill the Board’s overall responsibility relating to executive compensation and is specifically responsible for salaries and benefits, incentive compensation, executive development and management succession planning.

II.	Organization

The members of the Committee shall consist of three or more directors, each of whom shall satisfy the definition of an “independent” director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission (“SEC”) rules and regulations.

Members of the Committee shall be elected by the Board on an annual basis and shall serve until their successors are appointed. The Committee’s Chairperson shall be designated by the full Board or, if the full Board does not do so, the Committee members shall elect a Chairperson by vote of a majority of the full Committee. The Company’s Chief Executive Officer (the “CEO”) will meet with the Committee as directed by the Committee with regard to compensation matters, but the CEO will not be a member of the Committee nor participate in its deliberations as to compensation of the CEO.

The Committee may form and delegate authority to subcommittees when appropriate.

III.	Structure and Meetings

The Committee shall meet at least annually, or more frequently as circumstances dictate. The Chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Committee shall keep written minutes of all meetings.

IV.	Goals and Responsibilities

The Committee shall:

•

Develop and maintain an executive compensation policy that creates a direct relationship between pay levels and corporate performance and returns to shareholders and monitor the results of such policy to assure that the compensation payable to the Company’s executive officers provides overall competitive pay levels, creates proper incentives to enhance shareholder value, rewards superior performance and is justified by the returns available to shareholders.

•

Approve compensation and benefit plans, which may include amendments to existing plans, cash-based and equity-based incentive compensation plans, and non-qualified deferred compensation and retirement plans.

•	Oversee the administration of the Company’s benefit programs.

•	Annually establish criteria to serve as the basis for the CEO’s compensation, evaluate the CEO’s performance in light of those criteria and determine the CEO’s compensation based on that evaluation.

•

Consult with the CEO regarding the criteria to serve as the basis for the other executive officers’ compensation established by the CEO, and consult with the CEO regarding the CEO’s evaluation of the other executive officers’ performance in light of those criteria and the CEO’s advice regarding the other executive officers’ compensation based on that evaluation.

•

With respect to the Company’s equity-based compensation plans, approve grants of stock options, restricted stock, performance shares, stock appreciation rights and other equity-based incentives to the extent provided under the compensation plans. The Committee may delegate to the President and CEO all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting requirements and other provisions of Section 16 of the Securities Exchange Act of 1934 as in effect from time to time.

•	Review and make recommendations to the Board from time to time regarding the compensation of non-employee directors.

•

Review and discuss with management the Compensation Discussion and Analysis required by SEC Regulation S-K, Item 402. Based on such review and discussion, the Committee shall determine whether to recommend to the Board that the Compensation Discussion and Analysis be included in the Company’s annual report and/or proxy statement for the annual meeting of shareholders. The Committee shall provide, over the names of the Committee members, the required Compensation Committee report for the Company’s proxy statement for the annual meeting of shareholders.

V.	Performance Evaluations

The Chairperson of the Committee shall lead the Committee in an annual evaluation of its performance. The Committee shall also conduct an annual performance evaluation to review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

VI.	Committee Resources

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Committee shall have available to it such support personnel, including management staff, outside auditors, attorneys and consultants as it deems necessary to discharge its responsibilities. The Committee shall have the sole authority to retain and terminate any search firm used to identify director candidates or any compensation consultant used to assist the Committee in evaluating executive compensation, including the sole authority to approve such search firm’s or compensation consultant’s fees and other retention terms.

APPENDIX C

BCSB BANCORP, INC.

NOMINATING COMMITTEE CHARTER

I.	Purpose

The primary purpose of the Nominating Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of BCSB Bancorp, Inc. (the “Company”) with certain nominating and corporate governance matters. The Committee is responsible for: (i) identifying individuals qualified to become Board members and recommending a group of director nominees to the Board of Directors for election at each annual meeting of the Company’s stockholders; (ii) ensuring that the various committees of the Board shall have the benefit of qualified and experienced “independent” directors where required; and (iii) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company.

II.	Organization

The members of the Committee shall consist of three or more directors, each of whom shall satisfy the definition of an “independent” director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission (“SEC”) rules and regulations.

Members of the Committee shall be elected by the Board on an annual basis and shall serve until their successors are appointed. The Committee’s Chairperson shall be designated by the full Board or, if the full Board does not do so, the Committee members shall elect a Chairperson by vote of a majority of the full Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

III.	Structure and Meetings

The Committee shall meet at least annually, or more frequently as circumstances dictate. The Chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Committee shall keep written minutes of all meetings.

IV.	Goals and Responsibilities

The Committee shall:

•

Develop and recommend to the Board a Corporate Governance Policy (the “Policy”) applicable to the Company, and review and reassess the adequacy of such Policy annually and recommend to the Board any changes deemed appropriate.

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•	Develop policies on the size and composition of the Board.

•	Review possible candidates for Board membership consistent with the Board’s criteria for selecting new directors.

•	Annually recommend a slate of nominees to the Board with respect to nominations for the Board at the annual meeting of the Company’s stockholders.

•	Generally advise the Board as a whole on corporate governance matters.

•

Advise the Board on: (i) committee member qualifications; (ii) committee member appointments and removals; (iii) committee structure and operations (including the authority to delegate to subcommittees); and (iv) committee reporting to the Board.

•	Maintain an orientation program for new directors and a continuing education program for all directors.

•	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law and regulations as the Committee or the Board deems appropriate.

V.	Performance Evaluations

The Chairperson of the Committee shall lead the Committee in an annual evaluation of its performance. In addition to its annual committee evaluation, the Committee shall conduct an annual performance evaluation of the full Board, which shall focus on the Board’s contribution as a whole and specifically review areas in which the Board and/or management believes a better contribution could be made. The Committee shall also conduct an annual performance evaluation to review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

VI.	Committee Resources

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Committee shall have available to it such support personnel, including management staff, outside auditors, attorneys and consultants as it deems necessary to discharge its responsibilities.

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APPENDIX D

BCSB BANCORP, INC.

2009 EQUITY INCENTIVE PLAN

ARTICLE 1

PURPOSE

The purpose of the BCSB Bancorp, Inc. 2009 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of BCSB Bancorp, Inc. (the “Company”), by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and effort the successful conduct of the Company’s operation largely depends. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning. The following words and phrases shall have the following meanings:

“Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

“Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.

“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one of the following events:

(1)	Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

(2)	Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (2) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities; or

(3)

Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds ( 2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period.

“Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee of the Board of Directors described in Article 4 of the Plan.

“Company” means BCSB Bancorp, Inc., or any successor corporation.

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus advisory or consulting capacity, provided, however, that for purposes of an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Affiliate, as applicable.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

“Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

“Effective Date” has the meaning assigned such term in Section 3.1 of the Plan.

“Eligible Participant” means an employee, officer or director of the Company or any Affiliate.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, Fair Market Value shall mean a price determined by the Committee in good faith on the basis of objective criteria.

“Grant Date” means the date an Award is made by the Committee.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

“Non-Statutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Statutory Stock Option.

“Parent or Subsidiary” means a “parent” or “subsidiary” as such terms are defined in Sections 424(e) and (f) of the Code.

“Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Article 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Plan” means the BCSB Bancorp, Inc. 2009 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

“Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

“Stock” means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1 EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the shareholders of the Company (the “Effective Date”).

3.2 TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4

ADMINISTRATION

4.1 COMMITTEE. The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who, at the time of consideration for such Award, (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, consistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)	Grant Awards;

(b)	Designate Participants;

(c)	Determine the type or types of Awards to be granted to each Participant;

(d)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)	Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)	Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)	Decide all other matters that must be determined in connection with an Award;

(i)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)	Amend the Plan or any Award Agreement as provided herein.

Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4 AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, consistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1 NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 268,437.

5.2 SHARE COUNTING. To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4 LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 10), the maximum number of Shares that may be delivered pursuant to Awards under the Plan is 268,437, of which the maximum number of Shares that may be delivered pursuant to Award of Restricted Stock under the Plan is 76,697 and the maximum number that may be delivered pursuant to Option exercises is 191,740. The maximum number of Shares with respect to which Options may be granted during any one calendar year under the Plan to any one Participant shall be 50,000.

ARTICLE 6

ELIGIBILITY

Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

ARTICLE 7

STOCK OPTIONS

7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)	Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value as of the Grant Date.

(b)	Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)	Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)	Exercise Term. In no event may any Option be exercisable for more than ten (10) years from the Grant Date.

7.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)	Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Non-Statutory Stock Option:

(1)	The expiration date set forth in the Award Agreement.

(2)	The tenth anniversary of the Grant Date.

(3)	Three (3) months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)	One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)	One (1) year after the termination of the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4), but before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 9.4 of the Plan.

(b)	Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 (or any higher value as may be permitted under Section 422 of the Code).

(c)	Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.

(d)	Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by shareholders, or the termination of the Plan, if earlier.

(e)	Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f)	Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

(g)	Limitations of Option Grants for Section 162(m) of the Code. The Committee may not grant more than 50,000 Options to any individual in any single calendar year.

ARTICLE 8

RESTRICTED STOCK

8.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

8.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.

8.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in connection with a Change in Control or in the event of terminations resulting from death or disability, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4 DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares. Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the BCSB Bancorp, Inc. 2009 Equity Incentive Plan and in the Award Agreement entered into between the registered owner of such shares and BCSB Bancorp, Inc. or its Affiliates. A copy of the Plan and the Award Agreement is on file in the office of the Corporate Secretary of BCSB Bancorp, Inc.”

Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and the Award Agreement. Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

8.5 VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

8.7 PERFORMANCE AWARDS. Subject to the limitations of this Plan, the Committee may, in its discretion, grant performance awards to eligible individuals upon such terms and conditions and at such times as the Committee shall determine. Performance awards may be in the form of performance shares. An award of a performance share is a grant of a right to receive shares of Common Stock which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the fair market value of a share of Common Stock.

Subject to the terms of this Plan and the requirements of Section 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned. These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Performance awards granted under the Plan may be based on one or more of the following business criteria: basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, non-interest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders’ equity, cash return on average stockholders’ equity, return on average tangible stockholders’ equity, cash return on average tangible stockholders’ equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, loan production volume, non-performing loans, cash flow, strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or any combination of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or shares of common stock outstanding, or to assets or net assets.

No later than 90 days following the commencement of a performance period (or such other time as may be required by Section 162(m) of the Code), the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts which may be earned for such performance period, and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each participant for the performance period.

ARTICLE 9

GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1 STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

9.2 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).

9.3 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

9.4 BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5 STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6 ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Non-Statutory Stock Options.

9.7 TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion and in accordance with the terms of the Plan, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Statutory Stock Options.

ARTICLE 10

CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

10.1 CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

10.2 ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

(a)	Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause (as determined by the Committee) within twelve (12) months of the Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)	Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)	The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

10.3 ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided, however, that any such Alternative Award must:

(a)	Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)	Provide the Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)	Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)	Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 11

AMENDMENT, MODIFICATION AND TERMINATION

11.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations.

11.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)	Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise price of such Award);

(b)	The original term of an Option may not be extended without the prior approval of the shareholders of the Company;

(c)	Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d)	No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12

GENERAL PROVISIONS

12.1 NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not Eligible Participants are similarly situated).

12.2 NO SHAREHOLDER RIGHTS. Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

12.3 WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4 NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

12.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

12.6 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

12.7 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

12.8 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.9 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.10 FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

12.11 GOVERNMENT AND OTHER REGULATIONS.

(a)	Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)	Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

12.12 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of Maryland.

12.13 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.14 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Charter or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.

12.15 NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

12.16 SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BCSB BANCORP, INC.

PROXY CARD

ANNUAL MEETING OF SHAREHOLDERS

May 20, 2009

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and Annual Report to Stockholders are available at

http://www.baltcosavings.com/AnnualMeeting.asp

The undersigned hereby appoints Henry V. Kahl and Michael J. Klein and each of them, with full power of substitution, to act as proxies for the undersigned and to vote all shares of common stock of BCSB Bancorp, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders to be held on May 20, 2009 at 2:00 p.m. local time, at Baltimore County Savings Bank’s Perry Hall office located at 4208 Ebenezer Road, Baltimore, Maryland, and at any and all adjournments thereof, as follows:

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR

VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

BCSB BANCORP, INC. — ANNUAL MEETING OF SHAREHOLDERS

MAY 20, 2009

	FOR	WITHHOLD ALL	FOR ALL EXCEPT
1. The election as director of the nominees listed below (except as marked to the contrary below).	/ /	/ /	/ /

(01) Joseph J. Bouffard (02) William J. Kappauf, Jr. (03) Ernest A. Moretti

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK “FOR ALL EXCEPT” AND WRITE THAT NOMINEE’S NAME ON THE LINE BELOW.

	FOR	AGAINST	ABSTAIN

2. The ratification of Stegman & Company as the independent registered public accounting firm for the fiscal year ending September 30, 2009.	/ /	/ /	/ /

	FOR	AGAINST	ABSTAIN
3. The approval of the BCSB Bancorp, Inc. 2009 Equity Incentive Plan.	/ /	/ /	/ /

	FOR	AGAINST	ABSTAIN
4. The approval of the compensation of the named executive officers.	/ /	/ /	/ /

The Board of Directors recommends a vote “FOR” proposals 1, 2, 3 and 4 listed above.

Mark here for address change and note change                                                                                                      /    /

THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

Should the undersigned be present and elect to vote in person at the meeting or at any adjournment thereof and after notification to the Secretary of the Company at the meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders, and the 2008 Annual Report to Shareholders.

Dated:                     , 2009

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign.

BCSB BANCORP, INC.

VOTING INSTRUCTION CARD FOR ESOP AND 401(k) PLAN

ANNUAL MEETING OF SHAREHOLDERS

May 20, 2009

The undersigned hereby directs the Trustee(s) to vote all shares of common stock of BCSB Bancorp, Inc. credited to the undersigned’s account, for which the undersigned is entitled to vote at the annual meeting of stockholders to be held on May 20, 2009 at 4:00 p.m. local time, at Baltimore County Savings Bank’s Perry Hall Office located at 4208 Ebenezer Road, Baltimore, Maryland, and at any and all adjournments thereof, as follows:

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD

PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR

VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

BCSB BANCORP, INC. — ANNUAL MEETING OF SHAREHOLDERS

May 20, 2009

	FOR	WITHHOLD ALL	FOR ALL EXCEPT
1. The election as director of the nominees listed below (except as marked to the contrary below).	/ /	/ /	/ /

(01) Joseph J. Bouffard (02) William J. Kappauf, Jr. (03) Ernest A. Moretti

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK “FOR ALL EXCEPT” AND WRITE THAT NOMINEE’S NAME ON THE LINE BELOW.

	FOR	AGAINST	ABSTAIN

2. The ratification of Stegman & Company as the independent registered public accounting firm for the fiscal year ending September 30, 2009.	/ /	/ /	/ /

	FOR	AGAINST	ABSTAIN
3. The approval of the BCSB Bancorp, Inc. 2009 Equity Incentive Plan.	/ /	/ /	/ /

	FOR	AGAINST	ABSTAIN
4. The approval of the compensation of the named executive officers.	/ /	/ /	/ /

The Board of Directors recommends a vote “FOR” proposals 1, 2, 3 and 4 listed above.

Mark here for address change and note change                                                                                                      /    /

PURSUANT TO THE TERMS OF THE BALTIMORE COUNTY SAVINGS BANK TAX-QUALIFIED BENEFIT PLANS, THIS VOTING INSTRUCTION CARD, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, WILL BE VOTED IN ACCORDANCE WITH THE TERMS OF THE RESPECTIVE PLANS.

The undersigned acknowledges receipt from the Company before the execution of this voting instruction card of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders, and the 2008 Annual Report to Shareholders.

Dated:                     , 2009

SIGNATURE OF PLAN PARTICIPANT

Please sign exactly as your name appears on this card.